UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2026

Allegro Merger Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38581	82-2425125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-7676

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 19, 2026, Allegro Merger Corp, (the “Company”) engaged HTL International, LLC (“HTL”) as its principal accountant to review the Company’s financial statements for the years ended December 31, 2025 and 2024. HTL replaced Hudgens CPA, PLLC (“Hudgens”), who was dismissed as the Company’s principal accountant on the same date. The decision to change principal accountants was approved by the Company’s audit committee.

Hudgens’ report on the financial statements for the past two fiscal years (December 31, 2024 and 2023) contained an explanatory paragraph relating to the Company’s ability to continue as a going concern as described in the notes to the Company’s consolidated financial statements for each such fiscal years. Hudgens’ report for the past two fiscal years did not otherwise contain an adverse opinion or a disclaimer of opinion and was not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the change in principal accountants, the Company did not have any disagreements with Hudgens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hudgens, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) occurred within the Company’s two most recent fiscal years or during the subsequent interim period preceding the change in principal accountants. Notwithstanding the foregoing, the Company communicated to Hudgens that it has material weaknesses in internal controls over financial reporting as describe in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the change in principal accountants, the Company did not consult HTL regarding: either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either the subject of a disagreement (as described above) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Hudgens with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report, and on several occasions requested Hudgens to furnish a letter addressed to the Commission, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree. Despite such attempts by the Company, Hudgens never replied in any way to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2026	ALLEGRO MERGER CORP.

	By:	/s/ Eric S. Rosenfeld
Eric S. Rosenfeld
Chief Executive Officer

2